                                                                      Exhibit 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Verne G. Istock, Thomas H. Jeffs II, David J. Vitale, Sherman I. Goldberg, Robert A. Rosholt and M. Eileen Kennedy, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-4 relating to common stock of First Chicago NBD Corporation (the "Corporation") to be issued in connection with the acquisition of Roney & Co., pursuant to resolutions adopted by the Board of Directors of the Corporation on November 14, 1997, and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


    Signature                           Title
    ---------                           -----


/s/ Terence E. Adderley
----------------------------------     Director
Terence E. Adderley


/s/ James K. Baker
----------------------------------     Director
James K. Baker


/s/ John H. Bryan
----------------------------------     Director
John H. Bryan


----------------------------------     Director
Siegfried Buschmann


----------------------------------     Director
James S. Crown


/s/ Maureen A. Fay, O. P.
----------------------------------     Director
Maureen A. Fay, O. P.



 /s/ Charles T. Fisher III
----------------------------------     Director
Charles T. Fisher III



 /s/ Verne G. Istock
----------------------------------     Director and Principal Executive Officer
Verne G. Istock


 /s/ Thomas H. Jeffs II
----------------------------------     Director
Thomas H. Jeffs II


/s/ William G. Lowrie
----------------------------------     Director
William G. Lowrie


/s/ Richard A. Manoogian
----------------------------------     Director
Richard A. Manoogian


/s/ Scott P. Marks, Jr.
----------------------------------     Director
Scott P. Marks, Jr.


/s/ Andrew J. McKenna
----------------------------------     Director
Andrew J. McKenna


/s/ William T. McCormick, Jr.
----------------------------------     Director
William T. McCormick, Jr.

/s/ Earl L. Neal
----------------------------------     Director
Earl L. Neal


/s/ James J. O'Connor
----------------------------------     Director
James J. O'Connor


/s/ Thomas E. Reilly, Jr..
----------------------------------     Director
Thomas E. Reilly, Jr.


/s/ Adele Simmons
----------------------------------     Director
Adele Simmons


/s/ Richard L. Thomas
-----------------------------------    Director
Richard L. Thomas


/s/ David J. Vitale
----------------------------------     Director
David J. Vitale


/s/ William J. Roberts
----------------------------------     Principal Accounting Officer
William J. Roberts


/s/ Robert A. Rosholt
----------------------------------     Principal Financial Officer
Robert A. Rosholt



Dated: December 12, 1997